United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

June 14, 2012
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

1-6479-1
Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

666 Third Avenue

New York, New York  10017

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On June 14, 2012, Overseas Shipholding Group, Inc. (the “Registrant”) held its Annual Meeting of Stockholders. The Registrant had 30,848,818 shares of its Common Stock outstanding and entitled to vote at the Annual Meeting, of which 26,799,189 shares were represented at the meeting by holders present in person or by proxy, constituting 86.87% of the shares outstanding and entitled to vote.  At the Annual Meeting, stockholders elected ten Directors, ratified the appointment of PricewaterhouseCoopers LLP as the Registrant’s independent registered public accounting firm for the year 2012, approved, in an advisory vote, the compensation of the Named Executive Officers for 2011 as described in the Compensation Discussion and Analysis section and in the accompanying compensation tables and narrative in the Registrant’s Proxy Statement and approved an amendment and restatement of the Overseas Shipholding Group, Inc. 2004 Stock Incentive Plan.  All of the nominees for Directors were duly elected to serve, subject to the Registrant’s By-laws, as Directors of the Registrant until the next Annual Meeting and until election and qualification of their successors.

The tabulation of the votes cast for each nominee for Director was as follows (there were 4,541,771 broker non-votes):

NUMBER OF SHARES
NAME OF NOMINEE FOR DIRECTOR	VOTED FOR	WITHHELD AUTHORITY TO VOTE
Morten Arntzen	21,955,677	301,741
Oudi Recanati	21,375,683	881,735
G. Allen Andreas III	21,671,824	585,594
Thomas B. Coleman	21,420,211	837,207
Charles A. Fribourg	21,415,401	842,017
Joel I. Picket	21,661,560	595,858
Ariel Recanati	21,656,022	601,396
Thomas F. Robards	21,672,307	585,111
Jean-Paul Vettier	21,410,602	846,816
Michael J. Zimmerman	21,729,640	527,778

The resolution to ratify the appointment of PricewaterhouseCoopers LLP as the Registrant’s independent registered public accounting firm for the year 2012 was ratified by a vote of 26,308,064 shares in favor, 432,845 shares against and 58,280 shares abstained.  There were no broker non-votes.

The resolution to approve, in an advisory vote, the compensation of the Named Executive Officers for 2011 as described in the Compensation Discussion and Analysis section and in the accompanying compensation tables and narrative in the Registrant’s Proxy Statement was approved by a vote of 14,156,162 shares in favor, 7,870,930 shares against and 230,326 shares abstained.  There were 4,541,771 broker non-votes.

The resolution to approve an amendment and restatement of the Overseas Shipholding Group, Inc. 2004 Stock Incentive Plan was approved by a vote of 15,018,127 shares in favor, 7,015,813 shares against and 223,478 shares abstained.  There were 4,541,771 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC. (Registrant)

Date: June 18, 2012	By:	/s/James I. Edelson
		Name: Title:	James I. Edelson Senior Vice President, General Counsel and Secretary